AETNA GET FUND
                                    SERIES C
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962


                   STATEMENT OF ADDITIONAL INFORMATION dated:
                             September 3, 1996



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Aetna GET Fund, Series C Shares, dated September 3, 1996.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing:

                    Aetna Life Insurance and Annuity Company
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962
                            Telephone: 1-800-525-4225



                     READ THE PROSPECTUS BEFORE YOU INVEST.

                                TABLE OF CONTENTS

                                                                          Page


GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVE AND RESTRICTIONS

DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

THE ASSET ALLOCATION PROCESS

TRUSTEES AND OFFICERS OF THE TRUST

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

THE INVESTMENT ADVISORY AGREEMENT

THE SUB-ADVISORY AGREEMENT

THE ADMINISTRATIVE SERVICES AGREEMENT

CUSTODIAN

INDEPENDENT AUDITORS

PRINCIPAL UNDERWRITER

BROKERAGE ALLOCATION AND TRADING POLICIES

DESCRIPTION OF SHARES

SALE AND REDEMPTION OF SHARES

NET ASSET VALUE

TAX STATUS

VOTING RIGHTS




                         GENERAL INFORMATION AND HISTORY

Aetna GET Fund (Fund or Trust) is an open-end, diversified management investment company which sells its shares of beneficial interest to Aetna Life Insurance and Annuity Company (ALIAC) for allocation to certain of its separate accounts established to fund variable annuity contracts issued by ALIAC. The Board of Trustees of the Trust (Trustees) may authorize the division of shares of the Trust into two or more series, each series relating to a separate portfolio of investments, with different rights as determined by the Trustees. "Series C" as used herein shall refer to the third series offered by the Trust.

                      INVESTMENT OBJECTIVE AND RESTRICTIONS

The investment objective for Series C is to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period, the "Guaranteed Period," from December 17, 1996 through December 16, 2001, the maturity date. The Series C investment objective and policies are described in detail in the prospectus under the caption "Description of Series C." In seeking to achieve this investment objective, Series C has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of: (i) 67% of the shares of Series C present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of Series C.

As a matter of fundamental policy, Series C will not:

     (1)Issue any senior security as defined in the Investment Company Act of 1940, as amended (the Act), except that (a) the Series may enter into commitments to purchase securities in accordance with the Series' investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities;
(b) the Series may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the Act or an exemptive order; (c) the Series may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to the restrictions set forth below, the Series may borrow money as authorized by the Act.

     (2) Borrow money, except that (a) the Series may enter into certain futures contracts and options related thereto; (b) the Series may enter into commitments to purchase securities in accordance with the Series' investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Series may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging the Series may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Series' assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Series' assets fails to meet the 300% coverage requirement relative only to leveraging, the Series shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (3) Invest more than 15% of the total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities in excess of seven days. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended (the 1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. The investment adviser shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors.

     (4) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by Series C for its portfolio, Series C or the Trust may be deemed to be an underwriter under the provisions of the 1933 Act.

     (5) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, Series C may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

     (6) Make loans, except that, to the extent appropriate under its investment program, Series C may (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Series' total assets.

     (7)Invest in commodity contracts, except that the Series may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its overall investment program.

Provided, however, that whenever any of the foregoing provisions states a maximum percentage of the assets of Series C which may be invested in any securities or other property, any excess of the actual percentage limitation shall be considered a violation of such restriction only if such excess exists immediately after the acquisition of such security or property and resulted in whole or in part from such acquisition.

Series C also has adopted certain other investment policies and restrictions reflecting the current investment practices of Series C, which may be changed by the Trustees and without shareholder vote. Under such policies and restrictions, Series C will not:

     (1)Invest more than 5% of its total assets in the securities of an issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (2) Invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Series C will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.

     (3) Mortgage, pledge or hypothecate its assets except in connection with loans of securities permitted by Fundamental Restriction 6, borrowings permitted under Fundamental Restriction 2, and permitted transactions involving options, futures contracts and options on such contracts.

     (4)Invest in companies for the purpose of exercising control or management.

     (5) Purchase the securities of any other investment company, except as permitted under the Act.

     (6) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

     (7) Incur aggregate borrowings which exceed 15% of the market value of Series C's assets (including such borrowings) less liabilities (excluding such borrowings). There will be no new purchases if borrowing exceeds 5% of Series C's total assets.

     (8) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Series.

     (9) Concentrate its investments in any one industry except Series C may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

           DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

Options, Futures and Other Derivative Instruments

Series C may use derivative instruments as described in the prospectus under "Investment Techniques." The following provides additional information about these instruments.

Futures Contracts - Series C may enter into futures contracts as described in the prospectus. Series C may enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC").

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument(s) or a specific stock market index for a specified price at a designated date and time. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although certain futures contracts require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that Series C will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If Series C is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends. Most United States futures exchanges limit the amount of fluctuation permitted in interest rates futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by Series C may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by Series C with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in Series C's futures contracts. A margin deposit is intended to assure Series C's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to Series C. These daily payments to and from Series C are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, Series C will mark-to-market the current value of its open futures contracts. Series C expects to earn interest income on its initial margin deposits. Furthermore, in the case of a futures contract purchase, Series C has deposited in a segregated account money market instruments sufficient to meet all futures contract initial margin requirements.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to Series C relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, Series C would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Series C can enter into options on futures contacts. See "Covered Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and Series C would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Series C's obligation might be more or less than the premium received when it originally wrote the option. Further, Series C might occasionally not be able to close the option because of insufficient activity in the options market.

Covered Call and Put Options -Series C may write (sell) covered call options and purchase put options and may purchase call and sell put options including options on securities, indices and futures as discussed in the prospectus and in this Section. A call option gives the holder (buyer) the right to buy and obligates the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and obligates the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. Series C may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ALIAC.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. Series C will only write a call option on a security which it already owns and will not write call options on when-issued securities.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

Series C may purchase and write call options on stock indices, including the S&P 500, as well as on any individual stock, as described below. Series C will use these techniques primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise the index, particularly if ALIAC considers these instruments to be undervalued relative to the prices of particular securities or of the securities that comprise the index.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). Series C may, in particular, purchase call options on an index (or a particular security) to protect against increases in the price of securities underlying that index (or individual securities) that Series C intends to purchase pending its ability to invest in such securities in an orderly manner.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

To secure its obligation to pay for the underlying security, the writer of a put generally must deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The writer therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. Series C may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets.

In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

Series C may purchase put options when ALIAC believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options for these purposes may be used to protect Series C's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when Series C, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.
By using put options in this manner, the Series will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be segregated at Series C's custodian.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by Series C for writing call options will be recorded as a liability in the statement of assets and liabilities of Series C. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by Series C when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of Series C. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit Series C to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If Series C desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that Series C will be able to effect a closing transaction at a favorable price. If Series C cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. Series C will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, Series C may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

Series C will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by Series C. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by Series C, are taxable as ordinary income.

Foreign Futures Contracts and Foreign Options - Series C may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contract or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies - Series C may write and purchase calls on foreign currencies. Series C may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purposes of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be required are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to Series C's position, it would lose the premium it paid and transaction costs. A call written on a foreign currency by Series C is covered if Series C owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency
without   additional  cash   consideration  (or  for  additional  cash
consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by Series C on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which Series C owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, Series C collateralizes the position by maintaining in a segregated account with Series C's custodian cash or U.S. Government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Exchange Contracts -Series C may enter into forward contracts for foreign currency ("forward exchange contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. Series C may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a "transaction hedge"); or to lock in the value of an existing portfolio security (a "position hedge"); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Series C may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross-hedging." The success of cross-hedging is dependent on many factors, including the ability of ALIAC to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, Series C may experience losses or gains on both the underlying security and the cross currency hedge.

Series C may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities Series C owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

There is no limitation as to the percentage of Series C's assets that may be committed to forward exchange contracts. Series C will not enter into a "cross-hedge," unless it is denominated in a currency or currencies that ALIAC believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.

Series C's custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of Series C having a value equal to the aggregate amount of Series C's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of Series C's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, Series C may purchase a call option permitting Series C to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or Series C may purchase a put option permitting Series C to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for Series C than if it had not entered into such contracts.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for Series C to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency Series C is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency Series C is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing Series C to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring Series C to sell a currency, Series C may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which Series C will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, Series C may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. Series C would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to Series C of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Series C must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although Series C values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Series C may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to Series C at one rate, while offering a lesser rate of exchange should Series C desire to resell that currency to the dealer.

Restrictions on the Use of Futures and Option Contracts - CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of the Equity Component of Series C's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Series C's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that Series C derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

Interest Rate Swap Transactions - Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by Series C under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, Series C's loss will consist of the net amount of contractual interest payments that Series C has not yet received. ALIAC will monitor the creditworthiness of counterparties to Series C's interest rate swap transactions on an ongoing basis. Series C will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between Series C and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Additional Risk Factors in Using Derivatives - In addition to any risk factors which may be described elsewhere in this section, or in the prospectus under "Investment Techniques" and "Risk Factors and Other Considerations," the following sets forth certain information regarding the potential risks associated with Series C's transactions in derivatives.

     Risk of Imperfect Correlation - Series C's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for Series C might not be successful and Series C could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, Series C's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. Series C would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that Series C will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect Series C.

Series C will purchase or sell futures contracts or options for hedging purposes, only if, in ALIAC's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the assets being hedged for the hedge to be effective. There can be no assurance that ALIAC's judgment will be accurate.

     Potential Lack of a Liquid Secondary Market - The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. This could require Series C to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While Series C will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by Series C, which could require Series C to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on Series C's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Risk of Predicting Interest Rate Movements - Investments in futures contracts on fixed income securities and related indices involve the risk that if ALIAC's judgment concerning the general direction of interest rates is incorrect, Series C's overall performance may be poorer than if it had not entered into any such contract. For example, if Series C has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, Series C will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if Series C has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     Trading and Position Limits - Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding Series C.

Repurchase Agreements

Series C may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Trust's Board of Directors. A repurchase agreement allows Series C to determine the yield during Series C's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of Series C. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase Agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from Series C. In that event, Series C may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, Series C's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by Series C. Repurchase agreements maturing in more than seven days will not exceed 15 percent of the total assets of Series C.

Variable Rate Demand Instruments

Variable rate demand instruments (including floating rate instruments) held by Series C may have maturities of more than one year, provided: (i) Series C is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. Series C will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, Series C might be unable to dispose of the note and a loss would be incurred to the extent of the default. Series C may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by Series C will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the Portfolio's policies and restrictions on illiquid securities.

Securities Lending

Series C can lend securities in its portfolio subject to the following conditions: (a) the borrower will provide collateral equal to an amount of at least 100% of the then current market value of the loaned securities throughout the life of the loan; (b) loans will be made subject to the rules of the New York Stock Exchange; (c) the loan collateral will be either cash, direct obligations of the U.S. government or agencies thereof or irrevocable letters of credit; (d) cash collateral will be invested only in highly liquid short-term investments; (e) during the existence of a loan, Series C will continue to receive any distributions paid on the borrowed securities or amounts equivalent thereto; and (f) no more than one-third of the net assets of Series C will be on loan at any one time. A loan may be terminated at any time by the borrower or lender upon proper notice.

In ALIAC's opinion, lending portfolio securities to qualified broker-dealers affords Series C a means of increasing the yield on its portfolio. Series C will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. Series C will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of the securities, whenever a material event affecting the borrowed securities is to be voted on, the Investment Adviser will regain or direct the vote with respect to loaned securities.

The primary risk Series C assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but Series C would be an unsecured creditor as to such shortage and might not be able to recover all or any of it.

Foreign Securities

Investments in foreign securities, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since Series C may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Trust might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries. Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he or she will bear not only his proportionate share of the expenses of Series C, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of Series C's policy of investing in closed-end mutual funds, investors in the portfolio may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by Series C or its investors.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the United States. Typically, these securities are traded on the Luxembourg exchange in Europe; and (c) Global Depositary Receipts (GDRS), which are similar to EDRS although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts are not considered foreign securities for purposes of Series C's investment limitation concerning investment in foreign securities.

Mortgage-Related Debt Securities

Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through, mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by Series C might be converted to cash, and Series C could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If Series C buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

As noted in the Prospectus, Series C may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity" - the latest date by which the tranche can be completely repaid, assuming no repayments - and has an "average life" - the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

Asset-backed securities may be subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. Faster prepayments will shorten the average life and slower prepayments will lengthen it.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, trade in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

High Risk, High-Yield Securities

Series C may invest in high risk, high-yield securities ("junk bonds"), which are fixed income securities that offer a current yield above that generally available on higher quality debt securities. These securities are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in Series C's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing Series C's objectives, ALIAC seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which ALIAC believes that future developments will enhance the creditworthiness and the ratings of the issuer.

The yields earned on high risk, high-yield securities (junk bonds) generally are higher than those of higher quality securities with the same maturities because of the additional risks associated with them. These risks include:

     (1) Sensitivity to Interest Rate and Economic Changes. High risk, high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high risk, high-yield securities (junk bonds) tend not to rise as much as the prices of those other bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high risk, high-yield security (junk bonds) owned by Series C defaults, Series C may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and Series C's net asset value. Furthermore, in the case of high risk, high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     (2) Payment Expectations. High risk, high-yield securities (junk bonds), like other debt instruments, present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, Series C may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment grade bonds.

     (3) Liquidity and Valuation Risks. Some high risk, high-yield securities (junk bonds) are traded among a small number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     (4) Limitations of Credit Ratings. The credit ratings assigned to high risk, high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's Investors Service, Inc. and Standard & Poor's Corporation are considered,
ALIAC primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of Series C's investment objective may be more dependent on ALIAC's own credit analysis than might be the case for a fund which does not invest in these securities.

     (5) Legislation. Legislation may have a negative impact on the market for high risk, high-yield securities (junk bonds), such as legislation requiring federally-insured savings and loan associations to divest themselves of their investments in these securities.

Zero Coupon and Pay-in-Kind Securities

Series C may invest in zero coupon securities and pay-in-kind securities. In addition, Series C may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, Series C may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Warrants

Warrants allow the holder to subscribe for new shares in the issuing company within a specified time period, according to a predetermined formula governing the number of shares per warrant and the price to be paid for those shares. Warrants may be issued separately or in association with a new issue of bonds, preferred stock, common stock or other securities.

Covered warrants allow the holder to purchase existing shares in the issuing company, or in a company associated with the issuer, or in a company in which the issuer has or may have a share stake which covers all or part of the warrants' subscription rights.

When-Issued or Delayed-Delivery Securities

During any period that Series C has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, Series C will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that Series C will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect Series C's liquidity and ability to manage its portfolio. When Series C engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in Series C's incurring a loss or missing an opportunity to invest securities held in the segregated account more advantageously. Series C will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of Series C at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Portfolio Turnover

Series C's policies on portfolio turnover are discussed in the prospectus.

                          THE ASSET ALLOCATION PROCESS

The initial allocation of the Series C Assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates, and the volatility of the stock market, at the beginning of the Guaranteed Period. In periods of high interest rates, fewer Assets have to be allocated to the Fixed Component to provide the necessary assurances for meeting the minimum targeted rate of return.

ALIAC, with the assistance of the proprietary software program, reallocates assets as needed between the Equity Component and the Fixed Component so that if the value of the Equity Component were to decline by 30% in a single day, a complete reallocation to the Fixed Component might occur to ensure that the minimum targeted rate of return would be achieved at the end of the Guaranteed Period. While the performance of the Equity Component may be better or worse than the performance of major stock market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500 Stock Index, neither of those indices has declined as much as 30% in a single day since 1929. There can be no assurance that a decline of 30% or more will not occur during the Guaranteed Period.

The asset allocation process will also be affected by ALIAC's ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by the proprietary software model, less Assets will have to be allocated to the Fixed Component. On the other hand, if the Fixed Component performance is poorer than expected (as might happen if there were a default on one or more securities held in the Fixed Component), more Assets would have to be allocated to the Fixed Component, and the ability of Series C to participate in any subsequent upward movement in the equities market would be more limited. The process of asset reallocation results in additional transaction costs such as brokerage commissions. To moderate such costs, ALIAC has built into the proprietary software program a factor which will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.

                       TRUSTEES AND OFFICERS OF THE TRUST

The investments and administration of the Trust are under the direction of the Board of Trustees. The Trustees and executive officers of the Trust and their principal occupations for the past five years are listed below. Those Trustees who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). All Trustees and officers hold similar positions with other investment companies in the same Fund Complex managed by ALIAC as the investment adviser. The Fund Complex presently consists of Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B), Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.

                                                                   Principal Occupation During Past Five Years
                                        Position(s)                (and Positions held with Affiliated Persons
                                        Held with                  or Principal Underwriters of the
Name, Address and Age                   Registrant                 Registrant)

Shaun P. Mathews*                       Trustee and                Chief Executive, Aetna Investment Services,
151 Farmington Avenue                   President                  Inc., October, 1995 to Present; President,
Hartford, Connecticut                                              Aetna Investment Services, Inc., March, 1994
Age 40                                                             to Present; Director and Chief Operating
                                                                   Officer, Aetna Investment Services, Inc.,
                                                                   July  1993 to Present; Director  and
                                                                   Senior   Vice President, Aetna Insurance
                                                                   Company of America, February 1993
                                                                   to   Present; Senior Vice President and
                                                                   Director of Aetna Life Insurance and
                                                                   Annuity Company ("ALIAC"), March 1991 to
                                                                   Present; Vice President of Aetna Life
                                                                   Insurance Company, 1991 to Present.

J. Scott Fox                            Vice President             Director, Managing Director, Chief Operating
242 Trumbull Street                     and Treasurer              Officer, Chief Financial Officer and
Hartford, Connecticut                                              Treasurer, Aeltus Investment Management, Inc.
Age 41                                                            (Aeltus), April 1994 to present; Managing
                                                                   Director and Treasurer, Equitable Capital
                                                                   Management Corp., March 1987 to September
                                                                   1993; Director and Chief Financial Officer,
                                                                   Aeltus Capital, Inc. and Aeltus Trust
                                                                   Company Inc.; Director, President and Chief
                                                                   Executive Officer, Aetna Investment
                                                                   Management, (Bermuda) Holding, Ltd.

Susan E. Bryant                         Secretary                  Counsel, ALIAC and Aetna Inc., March 1993
151 Farmington Avenue                                              to Present; General Counsel and Corporate
Hartford, Connecticut                                              Secretary, First Investors Corporation,
Age 48                                                             April 1991 to March 1993.

Morton Ehrlich                          Trustee                    Chairman and Chief Executive Officer,
1000 Venetian Way                                                  Integrated Management Corp. (an entrepre-
Miami, Florida                                                     neurial company) and Universal Research
Age 61                                                             Technologies, January 1992 to Present;
                                                                   Director  and Chairman, Audit Committee,
                                                                   National Bureau of Economic Research,
                                                                   1985 to 1992; President, LIFECO Travel
                                                                   Services Corp., October  1988 to December
                                                                   1991.

Maria T. Fighetti                       Trustee                    Attorney, New York City Department of
325 Piermont Road                                                  Mental Health, 1973 to Present.
Closter, New Jersey
Age 53

David L. Grove                          Trustee                    Private Investor; Economic/Financial Con-
5 The Knoll                                                        sultant, December 1988 to Present.
Armonk, New York
Age 77

Timothy A. Holt*                        Trustee                    Director, Aeltus, April, 1996 to Present.
151 Farmington Avenue                                              Director, Senior Vice President and Chief
Hartford, Connecticut                                              Financial Officer, ALIAC, February 1996 to
Age 43                                                             Present; Senior Vice President, Business
                                                                   Strategy & Finance, Aetna Retirement
                                                                   Services, Inc., February 1996 to Present;
                                                                   Vice President, Portfolio Management/
                                                                   Investment Group, Aetna Inc., August 1992
                                                                   to February 1996.

Daniel P. Kearney*                      Trustee                    Chairman (since February 1996), Director
151 Farmington Avenue                                              (since March 1991) and President (since
Hartford, Connecticut                                              March 1994), ALIAC; Executive Vice President
Age 57                                                             (since December 1993), and Group Executive,
                                                                   Investment Division (from February 1991 to
                                                                   December 1993), Aetna Inc. Director, Aeltus,
                                                                   April, 1996 to Present.

Sidney Koch                             Trustee                    Senior Adviser, Hambro America, Inc.,
455 East 86th Street                                               January, 1993 to Present; Senior Adviser,
New York, New York                                                 Daiwa Securities America, Inc. January 1991
Age 60                                                             to January 1993.

Corine T. Norgaard**                    Trustee, Chair             Dean of the School of Management, State
School of Management                    Audit Committee            University of New York (Binghamton), August
Binghamton University                   and Contract               1993 to Present; Professor, Accounting,
Binghamton, New York                    Committee                  University of Connecticut (Storrs,
Age 59                                                             Connecticut), September 1969 to June 1993;
                                                                   Director, The Advest Group, Inc. (holding
                                                                   company for brokerage firm) from August,
                                                                   1983 to Present.

Richard G. Scheide                      Trustee                    Private Banking Consultant, July 1992 to
11 Lily Street                                                     Present; Consultant, Fleet Bank, from July
Nantucket, Massachusetts                                           1991 to July 1992.
Age 67

     ** Dr. Norgaard is a director of a holding company that has as a subsidiary a broker-dealer that sells Contracts for ALIAC. Series C is offered as an investment option under the Contracts. Her position as a Trustee of the holding company may cause her to be an "interested person" for purposes of the 1940 Act.

During the year ended December 31, 1995, members of the Boards of the Funds within the Aetna Fund Complex who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Funds. Effective November 1, 1995, members of the Boards who are not affiliated as employees of Aetna or its subsidiaries are entitled to receive an annual retainer of $30,000 for service on the Boards of the Funds within the Aetna Fund Complex. In addition, each such member will receive a fee of $5,000 per meeting for each regularly scheduled Board meeting; $5,000 for each Contract Committee meeting which is held on any day on which a regular Board meeting is not scheduled; and $3,000 for each committee meeting other than for a Contract Committee meeting on any day on which a regular Board meeting is not scheduled. A Committee Chairperson fee of $2,000 each will be paid to the Chairperson of the Contract and Audit Committees. All of the above fees are to be allocated proportionately to each Fund within the Aetna Fund Complex based on the net assets of the Fund as of the date compensation is earned.

                                                                                     Total Compensation from
                                                  Aggregate Compensa-                Registrant and Fund
Name of Person, Position                          tion from Registrant               Complex Paid to Trustees

Corine Norgaard                                        $-0-                                 $51,000
Trustee and Chairman,
Audit and Contract Committees

Sidney Koch                                            $-0-                                 $47,000
Trustee and Member,
Audit and Contract Committees

Maria T. Fighetti                                      $-0-                                 $46,000
Trustee and Member,
Audit and Contract Committees

Morton Ehrlich                                         $-0-                                 $46,000
Trustee and Member,
Audit and Contract Committees

Richard G. Scheide                                     $-0-                                 $46,500
Trustee and Member,
Audit and Contract Committees

David L. Grove                                         $-0-                                 $46,500*
Trustee and Member,
Audit and Contract Committees

     * Mr. Grove elected to defer all such compensation.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of Series C will be owned by ALIAC as the depositor of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies"). It is currently expected that all shares will be held by separate accounts of ALIAC. See "Voting Rights" below.

ALIAC is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc.
ALIAC's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. ALIAC is registered with the SEC as an investment adviser and manages over $22 billion in assets.

                        THE INVESTMENT ADVISORY AGREEMENT

On June 18, 1996, the Trust's Board of Trustees approved an investment advisory agreement (Investment Advisory Agreement) between the Trust and ALIAC for Series C.

Under the Investment Advisory Agreement and subject to the direction of the Board of Trustees of the Trust, ALIAC has responsibility for (i) supervising all aspects of the operations of Series C; (ii) selecting the securities to be purchased, sold or exchanged by Series C or otherwise represented in its investment portfolio, placing trades for all such securities and regulatory reporting thereon to the Board of Trustees; (iii) formulating and implementing continuing programs for the purchase and sale of securities; (iv) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic foreign or otherwise, whether affecting the economy generally, Series C, securities held by or under consideration for Series C, or the issuers of those securities; (v) providing economic research and securities analyses as ALIAC considers necessary or advisable in connection with ALIAC's performance of its duties thereunder;
(vi) obtaining the services of, contracting with, and providing instructions to custodians and/or sub-custodians of Series C's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Agreement; (vii) preparing financial and performance reports, calculating and reporting daily net asset values, and preparing any other financial data or reports, as ALIAC from time to time, deems necessary or as is requested by the Trustees; and (viii) taking any other actions which appear to ALIAC and the Trustees to be necessary.

The Investment Advisory Agreement provides that ALIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Trust, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Trustees, officers and employees, if any, of the Trust who are employees of ALIAC or an affiliated entity and any salaries and employment benefits payable to those persons. The Investment Advisory Agreement provides that Series C will pay (i) investment advisory fees;
(ii) brokers' commissions and certain other transaction fees including the portion of such fees, if any, which is attributable to brokerage research services; (iii) fees and expenses of the Trust's independent auditors and outside legal counsel; (iv) expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders  of  the  Trust, except as such expenses may be borne by the distributor; (v) interest and taxes; (vi) fees and expenses of those of the Trust's Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust or ALIAC;
(vii) costs and expenses of promoting the sale of shares in Series C, including preparing prospectuses and reports to shareholders of the Trust;
(viii) administrator, transfer agent, custodian and dividend disbursing agent fees and expenses; (ix) fees of dividend, accounting and pricing agents appointed by Series C; (x) fees payable to the SEC or in connection with the registration of shares of Series C under the laws of any state or territory of the United States or the District of Columbia; (xi) fees and assessments of the Investment Company Institute or other association memberships approved by the Board of Trustees; (xii) such nonrecurring or extraordinary expenses as may arise; (xiii) all other ordinary business expenses incurred in the operations of Series C, unless specifically allocable otherwise by the Investment Advisory
Agreement; (xiv)  costs  attributable  to investor services,   administering
shareholder accounts and handling shareholder relations; (xv) all expenses incident to the payment of any dividend, distribution, withdrawal or redemption; and (xvi) insurance premiums on property or personnel (including officers and Trustees) of the Trust which benefit the Trust. Some of the costs payable by Series C under the Investment Advisory Agreement are being assumed by ALIAC under the terms of the Administrative Services Agreement
(see "Administrative Services Agreement").

The Investment Advisory Agreement provides that it will remain in effect from year-to-year if approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not "interested persons," in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to Series C without penalty at any time on sixty days' written notice by (i) the Trustees, (ii) a majority vote of the outstanding voting securities of Series C, or (iii) ALIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

The service mark of Series C and the name "Aetna" have been adopted by the Trust with the permission of Aetna Inc. and their continued use is subject to the right of Aetna Inc. to withdraw this permission in the event ALIAC or another subsidiary or affiliated corporation of Aetna Inc. should not be the investment adviser of Series C.

                           THE SUBADVISORY AGREEMENT

On June 18, 1996, the Trust's Board of Trustees approved a sub-advisory agreement (Sub-Advisory Agreement) between ALIAC and Aeltus Investment Management, Inc. (Aeltus) with respect to Series C. The Subadvisory Agreement remains in effect from year-to-year if approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not "interested persons," in person, at a meeting called for that purpose. The Subadvisory Agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Trustees, (ii) a majority vote of the outstanding voting securities of Series C, (iii) ALIAC, or (iv) Aeltus. The Subadvisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with ALIAC.

Under  the  Subadvisory   Agreement,   Aeltus  supervises  the  investment  and
reinvestment of cash and securities comprising the assets of Series C. The Subadvisory Agreement also directs Aeltus to (a) determine the securities to be purchased or sold by Series C, and (b) take any actions necessary to carry out its investment subadvisory responsibilities.

Aeltus pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.

As compensation, ALIAC pays the subadviser a monthly fee as described in the prospectus.

ALIAC has certain obligations under the Subadvisory Agreement and retains overall responsibility for monitoring the investment program maintained by Aeltus for compliance with applicable laws and regulations and Series C's respective investment objectives. ALIAC will also obtain and evaluate data regarding economic trends in the United States and industries in which Series C invests and consult with the subadviser on such data and trends. In addition, ALIAC will consult with and assist the subadviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by the subadviser to the Trust's Board of Trustees.


                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, between the Trust and ALIAC, ALIAC has agreed to provide all administrative services in support of Series C. In addition, ALIAC has agreed to pay on behalf of Series C, all ordinary recurring direct costs of the Portfolio that it would otherwise be required to pay under the terms of the Investment Advisory Agreement except brokerage costs and other transaction costs in connection with the purchase and sale of securities for its portfolios (Transaction Costs). As a result, Series C's costs and fees are limited to its advisory fee, the administrative services charge and Transaction Costs. For the services under the Administrative Services Agreement, ALIAC will receive an annual fee, payable monthly, at a rate of 0.15% of the average daily net assets of Series C.

The Administrative Services Agreement will remain in effect until December 31, 1997. It will then remain in effect from year-to-year if approved annually by a majority of the Trustees. It may be terminated by either party on sixty days' written notice.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA, 15258 serves as custodian for the assets of Series C. The custodian does not participate in determining the investment policies of Series C or in deciding which securities are purchased or sold by Series C. Series C, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, Hartford, Connecticut 06103 will serve as independent auditors to Series C. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with SEC filings.

                              PRINCIPAL UNDERWRITER

ALIAC has agreed to use its best efforts to distribute the shares as the principal underwriter of Series C pursuant to an Underwriting Agreement between it and the Trust. The Agreement was approved on June 18, 1996 to continue through December 31, 1997. The Underwriting Agreement may be continued
from year to year if approved annually by the Trustees or by a vote of holders of a majority of Series C's shares, and by a vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of ALIAC, and who are not interested persons of the Trust, appearing in person at a meeting called for the purpose of approving such
Agreement.   This  Agreement  terminates automatically  upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Trustees or ALIAC or by vote of holders of a majority of Series C's shares without the payment of any penalty.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Trustees, ALIAC and Aeltus have responsibility for making Series C's investment decisions, for effecting the execution of trades for Series C and for negotiating any brokerage commissions thereof. It is the policy of ALIAC and Aeltus to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

In implementing their trading policy, ALIAC and Aeltus may place Series C's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Trust, will lead to the best overall quality of execution for Series C.

ALIAC and Aeltus currently receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades in securities held by Series C. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of Series C and other investment companies and accounts, services related to the execution of trades in Series C's securities and advice as to the valuation of securities. ALIAC and Aeltus consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in Series C's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ALIAC's and Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either ALIAC or Aeltus believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to ALIAC or Aeltus.

Consistent with securities laws and regulations, ALIAC and Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. ALIAC's and Aeltus' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ALIAC's and Aeltus' opinion as to which services and which means of payment are in the long-term best interests of Series C. Series C has no present intention to effect any brokerage transactions in portfolio securities with ALIAC or any affiliate of Series C or ALIAC except in accordance with applicable SEC rules. All transactions will comply with Rule 17e-1 under the 1940 Act.

Certain officers of ALIAC and Aeltus also manage the securities portfolios of ALIAC's own accounts. Further, ALIAC and Aeltus also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts. ALIAC and Aeltus have adopted policies designed to prevent disadvantaging Series C in placing orders for the purchase and sale of securities for Series C.

To the extent ALIAC or Aeltus desires to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Orders for different clients received at approximately the same time may be bunched for purposes of placing trades, as authorized by regulatory directives. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by Series C or the price paid or received by Series C.

The Board of Trustees has adopted a policy allowing trades to be made between registered investment companies provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, Series C may buy a security from or sell another security to another registered investment company advised by ALIAC.

Most purchases and sales of securities for the Fixed Component are made in principal transactions and do not include payment of brokerage commissions.
Purchases and sales of securities for the Equity Component do involve the payment of brokerage commissions.

The Board of Trustees has also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, Series
C. The Code allows trades to be made in securities that may be held by Series C, however, it prohibits a person from taking advantage of Series C trades or from acting on inside information. ALIAC and Aeltus have adopted Codes of Ethics which the Board of Trustees of the Trust reviews annually.

                              DESCRIPTION OF SHARES

Aetna GET Fund was established under the laws of Massachusetts on March 9, 1987.

The Trust's Declaration of Trust (Declaration) permits the Trustees to issue an unlimited number of transferable full and fractional shares of beneficial interest without par value of a single class, each of which represents a proportionate interest in Series C equal to each other share (see discussion in the Prospectus under "Capital Stock"). The Trustees have the power to divide or combine the shares of a particular series into a greater or lesser number of shares without thereby changing the proportional beneficial interest in Series C.

Upon liquidation of Series C, shareholders of Series C are entitled to share pro rata in the net assets of Series C available for distribution to shareholders. Series C shares are fully paid and nonassessable when issued.

Nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                          SALE AND REDEMPTION OF SHARES

Shares of Series C are sold and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form as described in the Prospectus under "Sale and Redemption of Shares" and "Net Asset Value."

                                 NET ASSET VALUE

Securities of Series C are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                                   TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting Series C and its shareholders which are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Series C or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Series C has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, Series C is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by Series C made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, Series C may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent Series C from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by Series C at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, gain or loss recognized by Series C on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by Series C at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time Series C held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless Series C elects otherwise), will generally be treated as ordinary income or loss.

In general, for purposes of determining whether capital gain or loss recognized by Series C on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option ) or is substantially identical to another asset so used, (2) the asset is otherwise held by Series C as part of a "straddle" (which term generally excludes a situation where the asset is stock and Series C grants a qualified covered call option (which, among other things, must not be deep-in- the-money) with respect thereto) or (3) the asset is stock and Series C grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, Series C may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by Series C on the lapse of, or any gain or loss recognized by Series C from a closing transaction with respect to, an option written by Series C will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by Series C will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, Series C may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

Transactions that may be engaged in by Series C (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Series C, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of Series C that are not Section 1256 contracts. The IRS has held in several private rulings that gains arising from
Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256, provided that the contract is actually held by the Portfolio uninterrupted for a total of at least three months.

Because only a few regulations regarding the treatment of swap agreements and other financial derivatives have been issued, the tax consequences of transactions in these types of instruments are not always entirely clear. The Trust intends to account for derivatives transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of Series C as a regulated investment company and/or its compliance with the diversification requirement under Code
Section 817(h) might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for Series C to qualify as a regulated investment company may limit the extent to which it will be able to engage in swap agreements.

Series C may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICS") for federal income tax purposes. If Series C invests in a PFIC, it may elect to treat the PFIC as a qualifying electing portfolio (a "QEP") in which event Series C will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether Series C receives distributions of any such ordinary earnings or capital gain from the PFIC. If Series C does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEP, then in general (1) any gain recognized by Series C upon sale or other disposition of its interest in the PFIC or any excess distribution received by Series C from the PFIC will be allocated ratably over Series C's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in Series C's gross income for such year as ordinary income (and the distribution of such portion by Series C to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Series C level), (3) Series C shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by Series C thereon) will again be taxable to the shareholders as an ordinary income dividend.

Under recently proposed Treasury Regulations Series C can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over Series C's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by Series C as ordinary income, such gain will not be subject to the Short-Short Gain Test, and Series C's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If Series C makes such election in the first taxable year it holds PFIC stock, Series C will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, Series C must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of Series C's taxable year, at least 50% of the value of Series C's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which Series C has not invested more than 5% of the value of Series C's total assets in securities of such issuer and as to which Series C does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which Series C controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year Series C does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of Series C's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Series' total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Series C intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that Series C may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Series C Distributions

Series C anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to the shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the dividends-received deduction for corporate shareholders to the extent discussed below.

Series C may either retain or distribute to the shareholders its net capital gain for each taxable year. Series C currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shareholders have held shares or whether such gain was recognized by Series C prior to the date on which the shareholder acquired the shares.

If Series C elects to retain its net capital gain, Series C will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where Series C elects to retain its net capital gain, it is expected that Series C also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by Series C on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. All distributions paid to ALIAC, whether characterized as ordinary income or capital gain, are not taxable to Contract owners.

Ordinary income dividends paid by Series C with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by Series C from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. A dividend received by Series C will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that Series C has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which Series C has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that Series C is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246(a). Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of Series C or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction.

Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super-fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from Series C into account
(without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by Series C from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle Series C to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

Distributions by Series C that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions paid to shareholders are generally reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of Series C reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of Series C, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by Series C into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by Series C) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Shares

Shareholders generally will recognize gain or loss on the sale or redemption of shares of Series C in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of Series C within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of Series C will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Tax Effect on Contract Owners

Owners of Contracts are taxed through prior ownership of such Contracts, as described in ALIAC's prospectus for the applicable Contract.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt- interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in Series C.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. The shareholder of Series C is ALIAC for its separate accounts using Series C to fund Contracts. ALIAC passes voting rights attributable to shares held for the Contracts through to Contract owners as described in the prospectus for the applicable Contract. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

The Declaration may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Trustees and consented to by a majority of the shareholders. The Trustees may also amend the Declaration without the vote or consent of shareholders, if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or to establish a new series of shares, but the Trustees shall not be liable for failing to do so.